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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 12 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 2, 2003

                                 TB WOOD'S CORP
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

          Delaware                      1-14182                  25-1771145
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(State or Other Jurisdiction        (Commission File           (IRS Employer
    of Incorporation)                    Number)            Identification No.)


 440 NORTH FIFTH AVENUE, CHAMBERSBURG, PA.                     17201
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 (Address of principal executive offices)                   (Zip Code)

Registrant's telephone number, including area code: 717-264-7161

                                    No Change
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          (Former Name or Former Address, if Changed Since Last Report)



                                Page 1 of 4 Pages
                        (Exhibit Index appears on page 4)



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Item 5. Other Events

On September 2, 2003, Thomas F. Tatarczuch resigned as Vice President, Finance of TB Wood's Corp following his announced retirement. Mr. Tatarczuch agreed to continue to assist TB Wood's Corp, from time to time, as a part-time consultant. Effective September 1, 2003, Joseph C. Horvath, CPA was appointed Vice President/Chief Financial Officer of TB Wood's Corp. Additional information with respect to the matters described herein is included in the press release issued by the Company on September 2, 2003 attached hereto as Exhibit 99.1.


Item 7. Financial Statements and Exhibits.

(c)     Exhibit No.                     Description
        -----------                     -----------
         99.1                           Press Release dated September 2, 2003.




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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


TB WOOD'S CORPORATION



By /s/ Michael L. Hurt
-----------------------------
President
(Principal Executive Officer)

Date: September 2, 2003




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                   EXHIBIT INDEX TO CURRENT REPORT ON FORM 8-K


                                     Exhibit
                                     -------

99.1              Press Release dated September 2, 2003




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